                                                                    EXHIBIT 99.1

                       LORAL SPACE & COMMUNICATIONS LTD.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     Based on the events reported in Item 2 of the Current Report on Form 8-K to which these unaudited pro forma condensed consolidated financial statements are an exhibit, the sale of the Sellers' satellites serving the North American market are deemed to be discontinued operations for accounting and reporting purposes. The accompanying unaudited pro forma condensed consolidated statements of continuing operations, present the historical operations of Loral Space & Communications Ltd. ("Loral") for the three years in the period ended December 31, 2003, as if the transactions had occurred on January 1, 2001. Due to certain unsettled contingencies, Loral has deferred the expected gain on the disposition of the satellites on the accompanying pro forma condensed consolidated balance sheet as of December 31, 2003 (see Note 9 below). In accordance with Securities and Exchange Commission ("SEC") guidelines, these pro forma condensed consolidated statements of continuing operations do not assume any additional income on the proceeds from the sale and do not include any adjustments for cost reductions as a result of the sale. The following unaudited pro forma condensed consolidated balance sheet gives effect to the disposition as of December 31, 2003. The pro forma adjustments assume the cash proceeds received on March 17, 2004, were received as of December 31, 2003 and reflect the liabilities for certain transaction costs in connection with the sale, including taxes thereon. These pro forma condensed consolidated financial statements are not indicative of the results that actually would have occurred if the disposition had been completed on the dates indicated. The pro forma condensed consolidated financial statements and notes thereto should be read in conjunction with the historical consolidated financial statements included in Loral's Form 10-K for 2003 as filed with the SEC on March 15, 2004.

                       LORAL SPACE & COMMUNICATIONS LTD.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2003
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                   PRO FORMA
                                                    HISTORICAL     ADJUSTMENTS              PRO FORMA
                                                   -----------     -----------             -----------
ASSETS
Current assets:
  Cash and cash equivalents                        $   141,644     $  35,306 (1)           $   176,950
  Accounts receivable, net                              22,969        15,990 (2)                38,959
  Contracts-in-process                                  62,063            --                    62,063
  Inventories                                           42,456            --                    42,456
  Insurance proceeds receivable                        122,770      (122,770)(3)                    --
  Other current assets                                  36,004       (11,713)(3)                24,291
                                                    ----------      --------                 ---------
    Total current assets                               427,906       (83,187)                  344,719
Property, plant and equipment, net                   1,828,282      (812,762)(3)             1,015,520
Long-term receivables                                   70,749            --                    70,749
Investments in affiliates                               46,674            --                    46,674
Deposits                                                 9,000            --                     9,000
Other assets                                            73,130       (32,044)(3)(4)             41,086
                                                    ----------      --------                 ---------
                                                   $ 2,455,741     $(927,993)              $ 1,527,748
                                                    ==========      ========                 =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
  Current liabilities:
    Accounts payable                               $    50,656     $   4,132 (5)(6)        $    54,788
    Accrued employment costs                            23,532            --                    23,532
    Customer advances                                  120,347        45,229 (3)(7)            165,576
    Accrued interest and preferred dividends             1,319        (1,319)(6)                    --
    Income taxes payable                                   269         2,200 (8)                 2,469
    Deferred gain on sale of assets                         --        32,737 (9)                32,737
    Other current liabilities                            9,870           (78)(3)                 9,792
                                                    ----------      --------                 ---------
      Total current liabilities                        205,993        82,901                   288,894
Pension and other postretirement liabilities            10,983            --                    10,983
Long-term liabilities                                  185,825       (23,776)(3)               162,049
                                                    ----------      --------                 ---------
      Total liabilities not subject to compromise      402,801        59,125                   461,926

Liabilities subject to compromise                    2,906,095      (973,638)(3)(6)(10)      1,932,457

Minority interest                                        2,515            --                     2,515

Shareholders' deficit:
  Common stock                                           4,413            --                     4,413
  Paid-in capital                                    3,392,829            --                 3,392,829
  Treasury stock, at cost                               (3,360)           --                    (3,360)
  Unearned compensation                                   (168)           --                      (168)
  Retained deficit                                  (4,171,536)      (13,480)(4)            (4,185,016)
  Accumulated other comprehensive loss                 (77,848)           --                   (77,848)
                                                    ----------      --------                 ---------
    Total shareholders' deficit                       (855,670)      (13,480)                 (869,150)
                                                    ----------      --------                 ---------
                                                   $ 2,455,741     $(927,993)              $ 1,527,748
                                                    ==========      ========                 =========


           See Notes to Condensed Consolidated Financial Statements.

                       LORAL SPACE & COMMUNICATIONS LTD.

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                              PRO FORMA
                                              HISTORICAL     ADJUSTMENTS       PRO FORMA
                                              ----------     -----------       ----------
Revenues from satellite services               $ 288,498     $(141,342)(11)    $  147,156
Revenues from satellite manufacturing            244,887                          244,887
                                               ---------     ---------         ----------
   Total revenues                                533,385      (141,342)           392,043
Costs of satellite services                      254,192       (62,203)(11)       191,989
Costs of satellite manufacturing                 422,091                          422,091
Selling, general and administrative
   expenses                                      141,733          (181)(11)       141,552
                                               ---------     ---------         ----------
Operating loss before reorganization
   expenses due to bankruptcy                   (284,631)      (78,958)          (363,589)
Reorganization expenses due to
   bankruptcy                                    (25,284)           --            (25,284)
                                               ---------     ---------         ----------
Operating loss                                  (309,915)      (78,958)          (388,873)
Interest and investment income                    15,203                           15,203
Interest expense                                 (61,763)       48,899(12)        (12,864)
Gain on investments                               17,900                           17,900
                                               ---------     ---------         ----------
Loss from continuing operations before
   income taxes, equity in net losses of
   affiliates and minority interest             (338,575)      (30,059)          (368,634)
Income tax (provision) benefit                    (4,647)       11,079(13)          6,432
                                               ---------     ---------         ----------
Loss from continuing operations before
   equity in net losses of affiliates
   and minority interest                        (343,222)      (18,980)          (362,202)
Equity in net losses of affiliates, net
   of tax                                        (51,153)                         (51,153)
Minority interest, net of tax                         20                               20
                                               ---------     ---------         ----------
Loss from continuing operations                 (394,355)      (18,980)          (413,335)
Preferred dividends and accretion                 (6,719)                          (6,719)
                                               ---------     ---------         ----------
Loss from continuing operations less
   preferred dividends and accretion           $(401,074)     $(18,980)        $ (420,054)
                                               =========     =========         ==========

Basic and Diluted Loss per share:
   From continuing operations less
      preferred dividends and accretion        $   (9.15)                      $    (9.59)
                                               =========                       ==========

Weighted average shares outstanding:
   Basic and diluted                              43,819                           43,819
                                               =========                       ==========

           See Notes to Condensed Consolidated Financial Statements.

                       LORAL SPACE & COMMUNICATIONS LTD.

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                                  PRO FORMA
                                                 HISTORICAL      ADJUSTMENTS         PRO FORMA
                                                 ----------      -----------         ---------
Revenues from satellite services                 $ 389,958        $(197,898)(11)     $ 192,060
Revenues from satellite manufacturing              708,467                             708,467
                                                 ---------        ---------          ---------
     Total revenues                              1,098,425         (197,898)           900,527

Costs of satellite services                        271,177          (70,015)(11)       201,162
Costs of satellite manufacturing                   759,500                             759,500
Selling, general and administrative expenses       149,777           (1,544)(11)       148,233
                                                 ---------        ---------          ---------
Operating loss                                     (82,029)        (126,339)          (208,368)
Interest and investment income                      12,909                              12,909

Interest expense                                   (77,045)          36,153(12)        (40,892)
Loss on investments                                 (1,189)                             (1,189)
                                                 ---------        ---------          ---------
Loss from continuing operations before income
  taxes, equity in net losses of affiliates
  and minority interest                           (147,354)         (90,186)          (237,540)
Income tax (provision) benefit                    (355,042)          32,620(13)       (322,422)
                                                 ---------        ---------          ---------
Loss from continuing operations before equity
  in net losses of affiliates and
  minority interest                               (502,396)         (57,566)          (559,962)
Equity in net losses of affiliates, net of tax     (76,280)                            (76,280)
Minority interest, net of tax                         (226)                               (226)
                                                 ---------        ---------          ---------
Loss from continuing operations                   (578,902)         (57,566)          (636,468)
Preferred dividends                                (89,186)                            (89,186)
                                                 ---------        ---------          ---------
Loss from continuing operations less
  preferred dividends                            $(668,088)       $ (57,566)         $(725,654)
                                                 =========        =========          =========

Basic and Diluted Loss per share:

  From continuing operations less
    preferred dividends                          $  (17.92)                          $  (19.47)
                                                 =========                           =========
Weighted average shares outstanding:
  Basic and diluted                                 37,272                              37,272
                                                 =========                           =========



           See Notes to Condensed Consolidated Financial Statements.

                       LORAL SPACE & COMMUNICATIONS LTD.

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)



                                                                          PRO FORMA
                                                   HISTORICAL            ADJUSTMENTS                PRO FORMA
                                                   ----------            -----------                ---------
Revenues from satellite services ...............  $  455,695                $(223,850)(11)           $ 231,845
Revenues from satellite manufacturing ..........     613,880                                           613,880
                                                  ----------                ---------                ---------
  Total revenues ...............................   1,069,575                 (223,850)                 845,725
Costs of satellite services ....................     303,326                  (71,375)(11)             231,951
Costs of satellite manufacturing ...............     580,523                                           580,523
Selling, general and administrative expenses ...     190,954                      890 (11)             191,844
                                                  ----------                ---------                ---------
Operating loss .................................      (5,228)                (153,365)                (158,593)
Interest and investment income .................      28,885                                            28,885
Interest expense ...............................    (183,931)                  49,847 (12)            (134,084)
Gain on debt exchanges .........................      33,941                                            33,941
                                                  ----------                ---------                ---------
Loss from continuing operations before income
 taxes, equity in net losses of affiliates and
 minority interest ............................    (126,333)                 (103,518)                (229,851)
Income tax (provision) benefit ................      (2,170)                   42,266 (13)              40,096
                                                  ----------                ---------                ---------
Loss from continuing operations before equity
 in net losses of affiliates and minority
 interest .....................................    (128,503)                  (61,252)                (189,755)
Equity in net losses of affiliates,
 net of tax....................................     (66,677)                                           (66,677)
Minority interest, net of tax .................         461                                                461
                                                  ----------                ---------                ---------
Loss from continuing operations ...............     (194,719)                 (61,252)                (255,971)
Preferred dividends ...........................      (80,743)                                          (80,743)
                                                  ----------                ---------                ---------
Net loss applicable to common stockholders ....   $ (275,462)                $(61,252)               $(336,714)
                                                  ==========                 ========                =========
Basic and Diluted Loss per share:
 From continuing operations less preferred
  dividends ...................................   $    (8.51)                                        $  (10.40)
                                                  ==========                                         =========
Weighted average shares outstanding:
 Basic and diluted ............................       32,379                                            32,379
                                                  ==========                                         =========



           See Notes to Condensed Consolidated Financial Statements.

                       LORAL SPACE & COMMUNICATIONS LTD.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) Reflects the net increase in cash from the proceeds of the sale, after repayment of the entire $967 million of Loral's bank debt and other amounts owed to the banks.

(2) Reflects the receivable from Intelsat for costs incurred on the construction of a satellite that is due within 30 days of the closing.

(3) Reflects the disposition of the assets and liabilities of the Seller's satellites serving the North American market that were sold to Intelsat.

(4) Includes the elimination of $13.5 million of deferred financing costs incurred in connection with Loral's bank debt.

(5) Includes the accrual of $7.5 million of estimated transaction costs to be incurred in connection with the sale of the assets.

(6) Reflects the reduction of other amounts owed in connection with Loral's bank debt.

(7) Includes the $50.0 million deposit received from Intelsat for a new satellite to be constructed.

(8) Reflects the estimated taxes that would be paid in connection with the gain on sale of the assets to Intelsat.

(9) Due to certain unsettled contingencies, Loral has deferred the expected gain on the disposition of the satellites on the accompanying pro forma condensed consolidated balance sheet as of December 31, 2003. The determination of the actual gain on the sale will be finalized based on the resolution of certain contingencies and the closing balance sheet of the satellites serving the North American market as of March 16, 2004, which is currently in process. Accordingly, the actual gain that will ultimately be recognized may be different than the deferred gain reflected herein.

(10) Includes the reduction of the $967 million of bank debt paid off with the cash proceeds from the sale to Intelsat.

(11) Reflects the elimination of the operations of Loral's satellites serving the North American market. Direct costs eliminated represent depreciation expense, insurance expense and bad debt expense. For purposes of this presentation, none of the indirect costs normally associated with these operations have been eliminated, including telemetry, tracking and control, access control, maintenance and engineering, selling and marketing and general and administrative.

(12) Reflects the reduction of interest expense on all of Loral's bank debt as a result of repaying all amounts outstanding with the cash proceeds from the sale to Intelsat.

(13) Reflects the allocation of federal and state income taxes to the operations of the assets sold to Intelsat using marginal tax rates.